UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009
NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	000-20333	87-0406496
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
No.)
9C Portland Road, West Conshohocken,
Pennsylvania 19428
(Address of principal executive offices)
(610) 834-9600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)	Departure of Directors
Stanley G. Hart, a Director, has informed the Company of his resignation from the Board of Directors, effective September 11, 2009. His departure is not related to any disagreement with the Company.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.
Date: October 1, 2009	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Chief Financial Officer